UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 22, 2006
Date of Report (Date of earliest event reported)

	Exact Name of Registrant as Specified in Its Charter;	IRS Employer
Commission File	State of Incorporation; Address of Principal Executive Offices; and	Identification
Number	Telephone Number	Number
1-1839	COMMONWEALTH EDISON COMPANY (an Illinois corporation) 440 South LaSalle Street – Suite 3300 P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-4321	36-0938600
1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street – 37th Floor P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190
000-16844	PECO ENERGY COMPANY (a Pennsylvania corporation) P.O. Box 8699 2301 Market Street Philadelphia, Pennsylvania 19101-8699 (215) 841-4000	23-0970240
333-85496	EXELON GENERATION COMPANY, LLC (a Pennsylvania limited liability company) 300 Exelon Way Kennett Square, Pennsylvania 19348 (610) 765-6900	23-3064219
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release
Credit Agreement
Supplemental Indenture

Section 1 – Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
On February 23, 2006, Commonwealth Edison Company (ComEd) issued a press release reporting that ComEd had entered into a $1 billion senior secured 3-year revolving credit agreement (Credit Agreement) with JPMorgan Chase Bank N.A., as administrative agent, and the lenders party to the Credit Agreement. A copy of ComEd’s press release is attached hereto as Exhibit 99.1.
Pursuant to the Credit Agreement, ComEd may borrow, repay, and reborrow funds, subject to the terms and conditions of the Credit Agreement, at any time and from time to time up to February 20, 2009. Borrowings under the Credit Agreement and other specified obligations of ComEd and its subsidiaries to the lenders party to the Credit Agreement are secured by a First Mortgage Bond of ComEd in the principal amount of $1,008,000,000 issued pursuant to the Mortgage dated July 1, 1923, as amended and supplemented by supplemental indentures, including the Supplemental Indenture dated August 1, 1944 (Mortgage) and the Supplemental Indenture dated as of February 1, 2006. The Mortgage is a first mortgage lien on ComEd’s utility assets.
The Credit Agreement was established to finance the working capital needs of ComEd and its subsidiaries and for other general corporate purposes. The credit facility is also available for the issuance of letters of credit. Lending commitments under the Credit Agreement terminate on February 20, 2009.
Loans under the Credit Agreement carry interest at a variable rate determined, at ComEd’s option, by either the Base Rate or a Eurodollar Rate, plus, in either case, an applicable margin determined with reference to ComEd’s senior secured long term debt ratings. ComEd is also required to pay a utilization fee equal to 0.25% of all loans and outstanding letters of credit, for each day that the outstanding principal amount of loans under the facility, plus the undrawn amount of outstanding letters of credit and unpaid letter of credit reimbursement obligations, exceeds 50% of the aggregate commitment of the lenders under the Credit Agreement. The Credit Agreement also requires a commitment fee payable by ComEd on the last day of each calendar quarter and on the date on which the commitments to lend under the Credit Agreement are reduced to zero. The commitment fee is a per annum rate, determined according to ComEd’s senior secured debt ratings, on the average daily unused amount of the facility.
The Credit Agreement includes representations and warranties, affirmative and negative covenants, and events of default customary for financing transactions of this type. In addition, under the Credit Agreement, ComEd may issue additional First Mortgage Bonds under the Mortgage only if, after giving effect to the proposed issuance, ComEd would continue to have available sufficient bondable credits to support the issuance of at least an additional $1.75 billion of First Mortgage Bonds under the Mortgage. The Credit Agreement also requires ComEd to maintain a ratio of adjusted funds from operations to net interest expense of at least 2.25 to 1.0.
Reference is made to the complete Credit Agreement attached as Exhibit 99.2 for additional covenants, terms and conditions, including events of default.
On February 22, 2006, ComEd, Exelon Corporation (Exelon), PECO Energy Company (PECO), and Exelon Generation Company LLC (Generation) executed amendments to three credit facilities to which ComEd was a party with Exelon, PECO and Generation. The amendments remove ComEd as a borrower and remove provisions that would treat ComEd as a significant subsidiary under: (1) the Three Year Credit Agreement dated October 31, 2003; (2) the Five Year Credit Agreement dated July 16, 2004; and (3) the Credit Agreement dated October 28, 2005.

Section 2—Financial Information
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
See Item 1.01 above for a description of ComEd’s Credit Agreement, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference. A copy of the Supplemental Indenture dated as of February 1, 2006, which creates the First Mortgage Bond issued to secure borrowings under the Credit Agreement and other specified obligations of ComEd and its subsidiaries to the lenders party to the Credit Agreement, is attached hereto as Exhibit 99.3 and is incorporated herein by reference.
* * * * *
This combined Form 8-K Report is being filed separately by ComEd, Exelon, PECO and Generation (Registrants). Exelon, PECO and Generation are joining this Report as separate filers solely to report the information contained in the last paragraph of Item 1.01. Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.
Forward-Looking Statements
Except for the historical information contained herein, certain of the matters discussed in this Report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by a Registrant include those factors discussed herein, as well as the items discussed in (a) ComEd’s 2005 Annual Report on Form 10-K—ITEM 1A. Risk Factors, (b) ComEd’s 2005 Annual Report on Form 10-K—ITEM 8. Financial Statements and Supplementary Data: ComEd—Note 17, and (c) other factors discussed in filings with the SEC by ComEd. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Report. ComEd does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Report.

Section 9—Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	ComEd Press Release dated February 23, 2006

99.2	Credit Agreement dated February 22, 2006

99.3	Supplemental Indenture dated as of February 1, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH EDISON COMPANY
/s/ Robert K. McDonald
Robert K. McDonald
Senior Vice President, Chief Financial Officer, Treasurer and Chief Risk Officer

EXELON CORPORATION PECO ENERGY COMPANY EXELON GENERATION COMPANY, LLC
/s/ Michael Metzner
Michael Metzner
Vice President and Treasurer

February 23, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	ComEd Press Release dated February 23, 2006

99.2	Credit Agreement dated February 22, 2006

99.3	Supplemental Indenture dated as of February 1, 2006